Exhibit 99.906CERT

Form N-CSR Item 12(b) Exhibit

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                    The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the “Fund”), that:

(a)                      the Semi-Annual Report of the Fund on Form N-CSR for the period ended April 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended

(b)                     the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.

A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

Date:	June 12, 2008

/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	June 12, 2008

/s/Duncan W. Richardson
Duncan W. Richardson
President